UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 24, 2025
Date of Report (date of earliest event reported)

LITHIA MOTORS, INC.
(Exact name of registrant as specified in its charter)

Oregon	001-14733		93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

150 N. Bartlett Street	Medford	Oregon	97501
(Address of principal executive offices)			(Zip Code)
(541) 776-6401
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 24, 2025, Lithia Motors, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). The shareholders of the Company voted on the five matters described below. With respect to all matters, each share of Common Stock is entitled to one vote.

The Company’s inspector of election certified the following voting results:

Proposal 1: Election of Directors

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sidney B. DeBoer	22,478,622	796,642	30,644	1,331,159
Bryan B. DeBoer	23,241,711	54,601	9,596	1,331,159
James E. Lentz	23,031,696	264,557	9,655	1,331,159
Stacy C. Loretz-Congdon	22,787,502	502,732	15,674	1,331,159
Shauna F. McIntyre	22,116,284	1,174,069	15,555	1,331,159
Cassandra F. McKinney	23,048,326	247,965	9,617	1,331,159
Louis P. Miramontes	19,473,777	3,795,696	36,435	1,331,159

Proposal 2: Advisory vote to approve the compensation of the Company's named executive officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,642,551	3,649,971	13,386	1,331,159

Proposal 3: Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2025

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,603,509	1,021,878	11,680	—

Proposal 4: Approval of the Company's 2013 Stock Incentive Plan as amended to increase the number of shares authorized for issuance by 1,160,000 shares

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,223,406	1,068,654	13,848	1,331,159

Proposal 5: Vote on a shareholder proposal requesting shareholder approval of certain executive severance arrangements, if properly presented

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,624,386	15,667,017	14,505	1,331,159

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 24, 2025		LITHIA MOTORS, INC.
		By:	/s/ Tina Miller
Tina Miller
Chief Financial Officer, Senior Vice President and Principal Accounting Officer